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                                                                   Exhibit 10.38

                     AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         THIS AMENDMENT NO. 1 to the Employment Agreement is made as of the 14th day of November, 2005 by and among Molecular Insight Pharmaceuticals, Inc., a Massachusetts corporation (the "Employer"), and Robert Gallahue (the "Employee"). Terms used but not defined herein have the meaning set forth in that certain Employment Agreement dated July 1, 2005 by and between the Employer and the Employee (the "Employment Agreement").

         WHEREAS, the Employment Agreement contains certain provisions pertaining to severance compensation in the event that the Employee's employment is terminated by the Employer without cause; and

         WHEREAS, the Internal Revenue Service has recently implemented Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), which imposes an excise tax on severance payments that do not comply with the provisions of Section 409A of the Code; and

         WHEREAS, the Employer and the Employee each desire to amend the Employment Agreement as set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree amend the Employment Agreement as follows:

         1. Subject to Paragraph 2 below, section 15A(b) is amended by deleting the phrase "from the Termination Date" that appears immediately prior the "(the "Severance Package")" and inserting "which payments shall commence six (6) months after the Termination Date and continue for the twelve (12) months thereafter" in lieu thereof.

         2. This Amendment shall not be effective until immediately prior to the closing of the Employer's initial public offering of equity securities pursuant to a registration statement filed with the Securities and Exchange Commission.

         3. Except as expressly set forth in this Amendment, the Employment Agreement, as amended to date, is ratified and confirmed, shall remain in full force and effect and shall not be altered, amended or modified.

         4. This Amendment may be executed in counterparts, all of which taken together shall constitute one in the same instrument.
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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No.
1 to Employment Agreement on the date first written above.

                                  MOLECULAR INSIGHT PHARMACEUTICALS, INC.


                                  By:/s/ Jonathan Lane
                                     ------------------------------------
                                  Name:
                                  Title: VP, HR


                                  /s/ Bob Gallahue
                                  ---------------------------------------
                                  (signature)


                                  Bob Gallahue
                                  ---------------------------------------
                                  (print name)